This is filed pursuant to Rule 497(e).
File Nos. 33-74230 and 811-08294
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                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
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Supplement  dated October 6, 2008 to the  Prospectus  dated  February 1, 2008 of
AllianceBernstein Exchange Reserves (the "Fund") offering Class A, Class B, Class C and Advisor Class shares and the Prospectus dated February 1, 2008 of the Fund offering Class A, Class R, Class K and Class I shares.

                                    * * * * *

On October 2, 2008, the Board of Trustees (the "Board") of the Fund approved the participation by the Fund in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program applies to shares of the Fund held by shareholders as of the close of business as of September 19, 2008 (the "Covered Shareholders"). The Program has an initial three-month period (ending December 18, 2008) and it may be extended by the Treasury for periods up to September 18, 2009.

As you know, the Fund seeks to maintain a stable net asset value ("NAV") of $1.00 per share. Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Fund "breaks the buck", meaning that its NAV falls below $.995 per share (the "Guarantee Event"). In order to qualify for this protection, the Fund must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program to Covered Shareholders are based on the number of shares you held on September 19, 2008, you will receive no payments for any increase in the number of the Fund's shares you hold after that date. If you sell all of your shares, you will not be covered by the Program. If the number of shares you hold fluctuates due to purchases or sales of shares during the Program period, you will be covered for the number of shares held as of the close of business on September 19 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19 are not eligible for coverage under the Program.

The Fund paid a fee to the Treasury for participation in the Program in the amount of 0.01% of the Fund's aggregate NAV on September 19. If the Program is extended, the Board will consider whether the Fund should continue to participate and, if so, the Fund would be required to pay additional fees.

Additional   information  about  the  Fund  and  the  Program  is  available  at
www.AllianceBernstein.com. More information about the Program is available at www.ustreas.gov.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

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